Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Plastic2Oil, Inc. for the quarter ended September 30, 2019, I, Richard Heddle, President and Chief Executive Officer of Plastic2Oil Inc., hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the period ended September 30, 2019, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Quarterly Report on Form 10-Q for the period ended September 30, 2019, fairly presents, in all material respects, the financial condition and results of operations of Plastic2Oil, Inc.

Date: December 16, 2019	By:	/s/ Richard Heddle
Richard Heddle
President and Chief Executive Officer